UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 30, 2018

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code:  (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2018, stockholders of Hormel Foods Corporation (the Company) approved the Hormel Foods Corporation 2018 Incentive Compensation Plan (the Plan).

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, nonemployee directors, consultants and advisors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business, to afford such persons an opportunity to acquire a proprietary interest in the Company by rewarding them for making major contributions to the success of the Company and to thereby promote the Company’s long-term business success.

The Plan is administered by the Compensation Committee of the Board of Directors, which has the authority to determine the persons to whom awards will be granted, the timing of awards, the type and number of shares covered by each award, the terms, conditions, performance criteria and restrictions of the awards as well as the manner in which awards are paid and settled.  Eligible participants include any employees, consultants and advisors of the Company or any subsidiary, as well as nonemployee directors of the Company.  Awards under the Plan may be in the form of stock options, stock appreciation rights, restricted stock, stock units, other stock-based awards, and cash incentive awards.

The Plan was filed in Appendix A to the Proxy Statement on December 20, 2017.

The compensation committee adopted Exhibits 10.1 and 10.2 as agreements under the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company conducted its annual stockholders’ meeting on January 30, 2018.

At the annual meeting, 488,251,808 shares were represented (92.2 percent of the 529,585,006 shares outstanding and entitled to vote).  Four items were considered at the meeting and the results of the voting were as follows:

1.            Election of Directors:  The nominees in the proxy statement were:  Gary C. Bhojwani, Terrell K. Crews, Glenn S. Forbes, M.D., Stephen M. Lacy, Elsa A. Murano, Ph.D., Robert C. Nakasone, Susan K. Nestegard, Dakota A. Pippins, Christopher J. Policinski, Sally J. Smith, James P. Snee, and Steven A. White.  The results were as follows:

DIRECTOR:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Gary C. Bhojwani	434,941,576	1,261,949	293,064	51,755,219
Terrell K. Crews	434,872,890	1,318,684	305,015	51,755,219
Glenn S. Forbes, M.D.	435,087,167	1,155,908	253,514	51,755,219
Stephen M. Lacy	417,638,189	18,445,091	413,309	51,755,219
Elsa A. Murano, Ph.D.	434,866,824	1,261,855	367,910	51,755,219
Robert C. Nakasone	426,481,464	9,607,846	407,279	51,755,219
Susan K. Nestegard	434,869,981	1,021,038	605,570	51,755,219
Dakota A. Pippins	432,896,901	3,228,483	371,205	51,755,219
Christopher J. Policinski	434,533,116	1,673,712	289,761	51,755,219
Sally J. Smith	423,283,101	12,805,711	407,777	51,755,219
James P. Snee	430,122,366	2,988,290	3,385,933	51,755,219
Steven A. White	434,982,288	1,226,660	287,641	51,755,219

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 28, 2018:

For:	484,703,410
Against:	3,119,333
Abstain:	429,065

3.  Advisory vote on the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s 2018 annual meeting proxy statement (as filed with the Securities and Exchange Commission on December 20, 2017):

For:	429,826,594
Against:	5,758,433
Abstain:	907,494
Broker Non-Vote:	51,755,219

4.  Approval of the Hormel Foods Corporation 2018 Incentive Compensation Plan:

For:	426,058,501
Against:	9,637,325
Abstain:	796,765
Broker Non-Vote:	51,755,219

Item 9.01 Exhibits

(d)                 Exhibits furnished pursuant to Item 5.02

99.1	The plan. Appendix A to the Proxy Statement on December 20, 2017.
10.1	Restricted Stock Award Agreement
10.2	Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated: January 31, 2018	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Senior Vice President and
Chief Financial Officer

Dated: January 31, 2018	By	/s/ JANA L. HAYNES
JANA L. HAYNES
Vice President and Controller